WASATCH FUNDS TRUST

Supplement dated April 23, 2013 to the

Prospectus dated January 31, 2013

Investor Class

Wasatch World Innovators Fund™ (WAGTX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Investor Class shares dated January 31, 2013. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

Wasatch World Innovators Fund (the “Fund”)

Effective July 23, 2013, the second and third paragraphs under the heading “Principal Strategies” in the Summary section of the Prospectus for the Fund on page 75 are deleted and replaced in their entirety with the following:

Modern innovative companies have global business models that are less dependent upon their place of domicile, their headquarters’ location, or the exchange on which they are listed. Under normal market conditions the Fund will typically be invested in at least three developed countries, including the U.S. The Fund may invest in securities issued by companies domiciled in emerging and frontier markets without limitation.

Under normal market conditions, we expect a significant portion of the Fund’s assets will be invested in securities of companies that have significant non-U.S. economic risk exposure. We will consider a company to have significant non-U.S. economic risk exposure if, at the time of purchase, it has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S.

We will use a process of “bottom up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, we expect to invest a significant portion of the Fund’s assets in early stage companies and small to mid-size companies with market capitalization of less than U.S. $5 billion at the time of purchase.